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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



       Date of Report (Date of earliest event reported): January 12, 1998



                                  SHOPPING.COM
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                     333-36215                  33-0733679
     (State or other                 (Commission              (I.R.S. Employer
      jurisdiction                  File Number)             Identification No.)
    of incorporation)



                       2101 E. COAST HIGHWAY, GARDEN LEVEL
                        CORONA DEL MAR, CALIFORNIA           92625
               (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code: (714) 640-4393


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         (Former name or former address, if changed since last report.)

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ITEM 5         OTHER EVENTS.

       On January 12, 1998, the Company announced an 18-month agreement with AT Home Corporation, a high speed interactive services provider via its @Home Network. The agreement consists of a broadband strategic promotion of Shopping.com across @HomeGuide pages, Home page and other areas on the @Home Network (www.home.net) increasing the company's Internet presence, offering over one million brand name products on the @Home service.

       This report, including the Press Release filed as an exhibit hereto, is incorporated by reference.

ITEM 7         EXHIBITS.

       The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit        Name of Exhibit
-------        ---------------

   10.13      Agreement with Home Network dated December 15, 1997
   99.0       Press Release dated January 12, 1998




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SHOPPING.COM


Date:  January 13, 1998            By:    /s/ Kristine E. Webster
                                          --------------------------------------
                                          Kristine E. Webster
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)




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                                 EXHIBIT INDEX


EXHIBIT        NAME OF
NUMBER         EXHIBIT

   10.13      Agreement with Home Network dated December 15, 1997
   99.0       Press Release dated January 12, 1998